EXHIBIT 10.15

                           ASSET PURCHASE AGREEMENT


      THIS ASSET PURCHASE AGREEMENT ("Agreement") is made as of this 10th day of January, 1997 by and between FENCO TOOL & DIE, LTD., a Florida limited partnership ("Seller"), and HIREL TECHNOLOGIES, INC., a Florida corporation ("Buyer").

                              WI T N E S S E T H:

      WHEREAS,  Seller is engaged in the  business  of  designing,  prototyping,
manufacturing,   assembling  and  marketing   components  for  machined   and/or
manufactured parts (the "Business"); and

      WHEREAS, subject to the terms and conditions set forth herein, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Purchased Assets (as hereinafter defined).

      NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed, it is hereby agreed as follows:

                                   ARTICLE I
                              RECITALS, EXHIBITS

      The foregoing recitals are true and correct and, together with the exhibits referred to hereafter, are hereby incorporated into this Agreement by this reference. Definitions of terms that are not set forth in text are set forth in Article V.

                                  ARTICLE II
            PURCHASE AND SALE OF ASSETS,  ASSUMPTION OF LIABILITIES

      2.1 Purchase and Sale. In exchange for the Purchase Price (as hereinafter defined) and subject to the terms and conditions hereof, Seller hereby sells, transfers, conveys and delivers to Buyer all Seller's Assets and the Business as a going concern ("Purchased Assets") and Buyer hereby purchases the Purchased Assets. Upon the execution hereof, Seller shall execute and deliver to Buyer a Bill of Sale ("Bill of Sale") in the form of Exhibit A hereto. The Purchased Assets include the Assets identified on Exhibit 1 to the Bill of Sale.

      2.2 Purchase Price. The purchase price for the Purchased Assets shall be Sixty Thousand Dollars ($60,000) ("Cash Portion"), plus the assumption of those liabilities set forth on Exhibit B hereto ("Purchase Price"). The Cash Portion shall be paid on or before January 31, 1997.

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                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller hereby makes the following representations and warranties to Buyer, each of which is true and correct on the date hereof:

      3.1 Corporate Existence and Qualification. Seller is a limited partnership, duly organized, validly existing and in good standing under the Laws of the State of Florida. Seller has the power and authority to own and use its properties and to transact the business in which it is engaged, holds all franchises, licenses and permits necessary and required therefor and is not required to be licensed or qualified to do business in any other jurisdiction. Seller has no subsidiaries.

      3.2   Authority and Approval of Agreement by Seller.

            (a) The execution and delivery of this Agreement by Seller and the performance of all Obligations of Seller hereunder have been duly authorized and approved by the Board of Directors and shareholders of the general partner of Seller pursuant to all applicable Laws. Seller has full power and authority to enter into this Agreement and to perform its Obligations hereunder.

            (b) This Agreement and each of the other documents, instruments and agreements executed by Seller in connection herewith constitutes the valid and legally binding agreements of Seller, enforceable against Seller in accordance with its terms.

      3.3 No Violations. The execution, delivery and performance by Seller of this Agreement and all other documents, instruments and agreements executed in connection herewith, and the consummation by Seller of the transactions contemplated hereby, does not and will not (i) constitute a violation of or default (either immediately, upon notice or upon lapse of time) under Seller's Certificate or Agreement of Limited Partnership, the Articles of Incorporation or Bylaws of Seller's general partner, any provision of any Contract to which Seller or Seller's Assets may be bound, any Judgment or any Law; or (ii) result in the creation or imposition of any Encumbrance upon, or give to any third person any interest in or right to, any of the Purchased Assets.

      3.4 Purchased Assets. Seller has good and marketable title to all the Purchased Assets free and clear of all Encumbrances and there exists no restriction on the transfer or use of the Purchased Assets. Upon the execution hereof, legal and beneficial ownership of the Purchased Assets will be transferred to Buyers free and clear of all Encumbrances.

      3.5 Taxes. Except as set forth on Exhibit B, all Taxes due, owing and payable, or which may be due, owing and payable by the Seller have been fully paid. No claim for any Tax due from or assessed against the Seller is being contested. None of the Seller's Tax returns or reports have been audited by the Internal Revenue Service or any state or local Tax authority, and the Seller has

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not  received any notice of  deficiency  or other  adjustment  from the Internal
Revenue Service or any state or local Tax authority. There are no agreements, waivers, or other arrangements providing an extension of time with respect to the assessment of any Tax against the Seller, nor are there any Tax Proceedings now pending or threatened against the Seller. The Seller has made all deposits required by Law, to be made with respect to employees' withholding and other employment taxes. No state of facts exists or has existed, nor has any event occurred, which would constitute grounds for the assessment of any further Tax against the Seller.

      3.6 Permits. Seller has obtained and presently hold all Permits which are required under applicable Law to conduct the Business as and where currently conducted. All such Permits are presently in effect, are included in the Purchased Assets and are transferable to the Buyer, and no consent, approval or authorization of any governmental or regulatory authority or person or entity is required in connection with the transfer of any such Permit in connection with the transactions contemplated by this Agreement. Seller is not in default under, nor has it received any notice of any claim of default or any other notice with respect to, any such Permit.

      3.7 Intangibles. Seller does not infringe upon or unlawfully or wrongfully uses any Intangible owned or claimed by any other person or entity. No present or former employee of the Seller or any other person or entity owns or has any proprietary, financial or other interest, direct or indirect, in whole or in part, in any Intangible which the Seller owns, possesses or uses in the Business. Seller is not a party to a noncompetition, confidentiality or nondisclosure agreement, nor is any employee of the Seller a party to any such agreement that relates to or could have material adverse effect on the Business.

      3.8 Proceedings. Seller is not a party to, the subject of, or threatened with any Proceeding nor, to the best of the Seller's knowledge, is there any basis for any Proceeding. Seller is not contemplating the institution of any Proceeding.


                                  ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer hereby makes the following representations and warranties to Seller, each of which is true and correct on the date hereof:

      4.1 Existence and Qualification. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the State of Florida. Buyer has the power and authority to own and use its properties and to transact the business in which it is engaged, holds all franchises, licenses and permits necessary and required therefor and is not required to be licensed or qualified to do business in any other jurisdiction.

      4.2   Authority and Approval of Agreement by Buyer.


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            (a) The  execution  and delivery of this  Agreement by Buyer and the performance of all Obligations of Buyer hereunder and thereunder have been duly authorized and approved by Buyer pursuant to all applicable Laws. Buyer has full power and authority to enter into this Agreement and to perform its Obligations hereunder and thereunder.

            (b) This Agreement and each of the other documents, instruments and agreements executed by Buyer in connection herewith constitutes the valid and legally binding agreements of Buyer, enforceable against Buyer in accordance with its terms.

      4.3 No Violations. The execution, delivery and performance by Buyer of this Agreement, the Note and all other documents, instruments and agreements executed in connection herewith and therewith, and the consummation by Buyer of the transactions contemplated hereby or thereby, does not and will not (i) constitute a violation of or default (either immediately, upon notice or upon lapse of time) under Buyer's Articles of Incorporation or By-laws, any provision of any Contract to which Buyer may be bound, any Judgment or any Law; or (ii) result in the creation or imposition of any Encumbrance upon, or give to any third person any interest in or right to, any of the Purchased Assets.

                                   ARTICLE V
                                 DEFINED TERMS

      All defined terms used in this Agreement and not specifically defined in context are as defined in this Article V.

      5.1 "Asset" means any real, personal, mixed, tangible or intangible property of any nature whatsoever, including, without limitation, Equipment, accounts receivable, inventory, permits, intangibles and Contract rights.

      5.2 "Contract" means any written or oral contract, agreement, order or commitment of any nature whatsoever, including, without limitation, any sales order, purchase order, lease, sublease, license agreement, sublicense agreement, loan agreement, security agreement, guarantee, management contract, employment agreement, consulting agreement, partnership agreement, buy-sell agreement, option, warrant, subscription, call or put.

      5.3 "Encumbrance" means any lien, security interest, pledge, mortgage, easement, leasehold, assessment, covenant, restriction, reservation, conditional sale, prior assignment, or any other encumbrance, claim, burden or charge of any nature whatsoever.

      5.4 "Equipment" means any equipment, machinery, fixtures, furniture, leasehold improvements, vehicles, office equipment, office supplies or other tangible personal property of any nature whatsoever.


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      5.5  "Intangible"  means  any  name,  corporate  name,  partnership  name, fictitious name, trademark, trademark application, trade name, brand name, slogan, trade secret, know-how, patent, patent application, copyright, copyright application, design, formula, invention, blueprint, product right, software right, license, franchise, authorization or any other intangible property of any nature whatsoever.

      5.6 "Judgment" means any order, writ, injunction, fine, citation, award, decree, or any other judgment of any nature whatsoever of any foreign, federal, state or local court, any governmental, administrative or regulatory authority, or any arbitration tribunal.

      5.7  "Law"  means  any   provision   of  any  law,   statute,   ordinance,
constitution, charter, treaty, rule or regulation of any foreign, federal, state or local governmental, administrative or regulatory authority.

      5.8 "Obligation" means any debt, liability or obligation of any nature whatsoever, whether secured, unsecured, recourse, nonrecourse, liquidated, unliquidated, accrued, absolute, fixed, contingent, ascertained, unascertained, known, unknown obligations under executory Contracts.

      5.9 "Permit" means any license, permit, approval, waiver, order, authorization, right or privilege of any nature whatsoever, granted, issued, approved or allowed by any foreign, federal, state or local governmental, administrative or regulatory authority.

      5.10  "Proceeding"  means any demand,  claim,  suit,  action,  litigation,
investigation,   study,  arbitration,   administrative  hearing,  or  any  other
proceeding of any nature whatsoever.

      5.11 "Tax" means (a) any foreign, federal, state or local income, profits, gross receipts, franchise, sales, use, occupancy, general property, real property, personal property, intangible property, transfer, fuel, excise, accumulated earnings, personal holding company, unemployment compensation, social security, withholding taxes, payroll taxes, or any other tax of any nature whatsoever, (b) any foreign, federal, state or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, assessment, rent, or any other fee or charge of any nature whatsoever, or (c) any deficiency, interest or penalty imposed with respect to any of the foregoing.

                                  ARTICLE VI
                                 MISCELLANEOUS

      6.1 Notices. All notices required or allowed by this Agreement shall be sent by certified or registered mail, return receipt requested, postage prepaid, or by prepaid overnight courier (e.g., Federal Express) or by personal delivery with receipt acknowledged in writing addressed to the party or person to whom such notice is to be given at the following addresses or by fax transmission at the following fax numbers. Notice given by certified or registered mail as aforesaid shall be effective on the second business day after mailing of same; notices given by overnight courier shall be effective on the next business day following same being deposited with the overnight courier in time for such

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next day delivery;  notices given by personal delivery with receipt acknowledged in writing shall be effective when received; notices given by fax transmission which is completed later than 4:00 p.m. on a business day shall be given at 10:00 a.m. on the next following business day:

            (a)   If to Seller:

                  Fenco Tool & Die, Ltd.
                  3695 Interstate Parkway #2
                  Riviera Beach, Florida 33404
                  Attention:  President

            (b)   If to Buyer:

                  Hirel Technologies, Inc.
                  650 S.W. 16th Terrace
                  Pompano Beach, Florida 33069
                  Attention:  President

All notices sent in any other manner shall be deemed given when actually received by the party to whom the same is directed. A notice may be given either by a party or such party's attorney-at-law. Any party may change the address or fax numbers to which notices are being sent or the person to receive notices by giving notice of such change in accordance with the foregoing provisions.

      6.2 Entire Agreement. This Agreement, including the Exhibits attached hereto and the documents delivered pursuant hereto, sets forth all the promises, covenants, agreements, conditions and understandings between the parties hereto, and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written, except as herein contained. No changes of or modifications or additions to this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto.

      6.3 Binding Effect; Assignment. This Agreement shall be binding upon the parties hereto, their beneficiaries, heirs and administrators. No party may assign or transfer its interests herein, or delegate its duties hereunder, without the written consent of the other party.

      6.4 No Waiver. No waiver of any provision of this Agreement shall be effective, unless it is in writing and signed by the party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

      6.5 Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.


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      6.6 Counterparts. This Agreement and any amendments may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will constitute one and the same instrument.

      6.7 Headings. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

      6.8 Governing Law. This Agreement shall be construed in accordance with the Laws of the State of Florida and any proceeding arising between the parties in any manner pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

      6.9 Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

      6.10 Litigation. If any party hereto is required to engage in litigation against any other party hereto, either as plaintiff or as defendant, in order to enforce or defend any of its or his rights under this Agreement, and such litigation results in a final judgment in favor of such party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred by the Prevailing Party in so enforcing or defending its or his rights hereunder, including, but not limited to, all attorneys' fees, paralegals' fees and all sales tax thereon, and all court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder.








                        THIS SPACE INTENTIONALLY BLANK

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      IN WITNESS  WHEREOF,  the parties  hereto have caused this Agreement to be executed as of the date and year set forth above.

WITNESS:                               SELLER:

                                       FENCO TOOL & DIE, LTD., a Florida limited partnership

                                       By: F & M INVESTMENTS, INC., its general
                                       partner


                                       By:
                                           Name:
                                           Title:




                                       BUYER:

                                       HIREL TECHNOLOGIES, INC., a Florida
                                       corporation


                                       By:
                                           Name:
                                           Title:


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